                                  SCHEDULE 2
                                  ----------

                           The Milestones Programme

             PROPOSAL FOR INCOME SHARING BETWEEN SFL & PRUDENTIAL

                       31 December    15 April 2000    Year 1            Year 2            Year 3            Year 4
                       1999           - First          Estimated         Estimated         Estimated         Estimated
                                      Milestone        Target date       target date       target date       target date
                                                       1 July 2000       1 July 2001       1 July 2002       1 July 2003
-------------------------------------------------------------------------------------------------------------------------------
Administration New           -               -               10,250            18,000            18,000            24,000
Member Capacity as
set by the
Prudential
-------------------------------------------------------------------------------------------------------------
Projected New              750           2,250                4,750             9,750            18,000            24,000
Pension Scheme
Membership pa
-------------------------------------------------------------------------------------------------------------
Cumulative Pension           -               -                4,750            14,500            32,500            56,500
Scheme Membership
on annual basis
-------------------------------------------------------------------------------------------------------------------------------
Prudential                   -               -               35,625           108,750           325,000           560,500
Membership Income                                     ((Pounds)7.50     ((Pounds)7.50   ((Pounds)10 per   ((Pounds)10 per
including Vat -                                         per member)       per member)   member) the new           member)
increases only kick                                                                         rate starts
in at total annual                                                                      when cumulative
membership                                                                                 members hits
milestones, if                                                                            32500 members
members then
decrease then
previous income
share returns at
dates set above or
July annually
thereafter
-------------------------------------------------------------------------------------------------------------------------------
Prudential Income            -               -            35,000           108,000              325,000           560,000
including VAT
rounded
-------------------------------------------------------------------------------------------------------------------------------
                         Year 5            Total
                         Estimated         income
                         target dated      share inc.
                         1 July 2004       VAT
-----------------------------------------------------------
Administration New              24,000
Member Capacity as
set by the
Prudential
-----------------------------------------------------------
Projected New                   23,350
Pension Scheme
Membership pa
-----------------------------------------------------------
Cumulative Pension              79,850
Scheme Membership
on annual basis
-----------------------------------------------------------
Prudential                     598,875     1,626,875
Membership Income        ((Pounds)7.50
including Vat -            per member)
increases only kick      payable until
in at total annual        total income
membership                    share is
milestones, if                complete
members then
decrease then
previous income
share returns at
dates set above or
July annually
thereafter
-----------------------------------------------------------
Prudential Income              598,875     1,626,875
including VAT
rounded
-----------------------------------------------------------